                                                                   EXHIBIT 10.11

                 ADDENDUM TO LYCOS, INC. ADVERTISING CONTRACT

     This Addendum to the attached Lycos, Inc. Advertising Contract (the "Advertising Contract") by and between Lycos, Inc. ("Lycos") and 1-800-US-SEARCH ("Company"), which is incorporated herein by reference, is dated February 11, 1999. The effective date of this Addendum shall be March 1, 1999 (the "Effective Date") and, except as specifically modified by this Addendum, all terms and conditions in the Advertising Contract shall remain in full force and effect. To the extent any provision of this Addendum and the Advertising Contract conflict, this Addendum shall govern.

A.   Payment/Impression Terms
     ------------------------

     1. Year 1 payments shall total $[*] for 500,000,000 guaranteed impressions (which translates into a $[*] CPM). During Year 1, payments shall be made in the amounts of $[*] for each of March and April, and $[*] for each of the ten (10) months thereafter. Year 2 payments shall total the actual number of impressions delivered (to be mutually agreed) multiplied by a $[*] CPM. Payments shall be due before the end of the month following the month in which the impressions are delivered (the "Payment Date").

     2. In addition to the above, on the date hereof the Company shall provide Lycos with a check (dated as of the date of the Advertising Contract) in the amount of $[*] which equals the amount that will become due under existing contracts between the parties; provided, however, that Lycos shall not be permitted to present such check for payment or deposit until February 28, 1999.

B.   Term/Cancellation/Renewal
     -------------------------

     1. The term of the Advertising Contract shall expire on the second anniversary of the Effective Date. Such term shall non-cancelable by either party, except under the following circumstances:

          a. If Lycos does not receive payment before the close of business on the applicable Payment Date, Lycos shall notify Company of such delay and Company shall have five (5) business days to make the outstanding payment and cure such default (the "Cure Period"). Lycos shall be permitted to terminate the Advertising Contract immediately upon notice to Company if Lycos does not receive payment by the expiration of the Cure Period.

          b. Lycos shall be permitted to terminate the Advertising Contract immediately upon 30 days notice to Company if Lycos acquires or is acquired by an entity that sells public records.

          c. Either party shall be permitted to terminate the Advertising Contract if the parties cannot agree on the impression levels for Year 2.

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

C.   Exclusivity
     -----------

     1. Lycos shall not accept paid advertising for the Lycos.com, Tripod.com, WhoWhere.com, Angelfire.com or MailCity.com sites from any other company whose primary business and revenue is derived from the sale of public records.

     2. Notwithstanding the foregoing, Lycos shall be permitted to accept advertising from any parent company or conglomerate that sells public records but whose primary business is not the sale of public records, provided however, that such companies shall not be permitted to advertise the sale of public records on the Lycos.com, Tripod.com, WhoWhere.com, Angelfire.com or MailCity.com sites.

     3. The provisions of this Section C pertain to paid advertising placements only, and do not pertain to search results or directory listings for which Lycos receives no compensation.

D.   General
     -------

     1. Company shall be offered to opportunity to bid for the right to provide similar services to other existing and future online properties.

     2. The parties shall keep the financial terms of this Addendum strictly confidential, unless there is written consent by both parties.

LYCOS, INC.                             1-800-US-SEARCH



/s/ David G. Peterson                   /s/ C. Nicholas Keating, Jr.
-------------------------------         -----------------------------------
Duly Authorized                         Duly Authorized

                                      2.

                  LYCOS NETWORK ADVERTISING CONTRACT - PAGE 2

                             TERMS AND CONDITIONS

1.   General.  A signed contract must be submitted to Lycos five days in advance
     -------
     of initial publication date. By submitting advertising for inclusion on a Lycos site, advertiser/agency agrees to be bound by the terms of this contract. No conditions other than those set forth herein shall be binding on Lycos unless specifically agreed to in writing by Lycos. Lycos will not be bound by conditions printed or appearing on order blanks or copy instructions submitted by or on behalf of the advertiser/agency. This contract supersedes all terms and conditions on Lycos' rate cards, and any previous agreements between Lycos and advertiser/agency.

2.   Changes and Cancellations.  All artwork must be received at least five days
     -------------------------
     in advance of publication date. Cancellations or copy changes will not be accepted after the published closing date of the update to the Lycos site. Changes to artwork must be received by Lycos at least five days in advance of requested change date. Lycos' and banner specifications are accessible through the URL adreporting.lycos.com/specs.html; Lycos reserves the right to change any of its ad banner specifications at any time. Any cancellations or change orders must be made in writing and acknowledged by Lycos. Change orders cannot be submitted any more frequently than once every fourteen days. This contract may be canceled or changed by Lycos or advertiser/agency on 30 days written notice to the other party. Lycos may immediately terminate this contract if any change occurs in any applicable laws or regulations that would, in Lycos' reasonable opinion, render Lycos' performance hereunder illegal or otherwise subject to legal challenge.

3.   Payment.  Unless otherwise agreed in writing, the first month's fees are
     -------
     due upon the execution of this contract by the advertiser/agency and, thereafter, pro rata monthly in advance. If payment is not made timely, Lycos at its option, may immediately terminate the contract. In addition, advertiser/agency shall be liable to Lycos for all attorney's fees and other costs of collection. Interest will accrue on any past due amounts at the rate of one and one-half (1 1/2%) percent per month, but not in excess of the lawful maximum. Lycos shall have the right to hold the advertiser and/or its agency or agent jointly and severally liable for all amounts due.

4.   Frequency and Discounts.  If Lycos fails to provide the guaranteed number
     -----------------------
     of impressions, Lycos will make good on this contract by providing advertiser with additional impressions. Lycos will not make good for under-delivery due to delays caused by advertiser/agency. Advertiser/agency understands that all frequency discounts are based on the advertiser's/agency's commitment to fulfilling the frequency indicated in the contract. If, for any reason, this frequency is not met by the time of expiration or cancellation of the contract, advertiser/agency agrees to pay a short rate charge on all ads run. This charge will be equal to the difference between the rate shown in the contract and the rate earned based on the applicable rate card for the actual frequency completed.

                                      1.

5.   Growth and Renewal.  (a) Per Impression Contracts. At the expiration of
     ------------------
     a contract for a guaranteed number of impressions, provided the contract is for a length of time 180 days or longer, advertiser/agency has the right to enter into a then-standard Lycos Network Advertising Contract for the same number of impressions for a second contract period identical in duration to the first. The purchase price for a second contract period will be determined by Lycos' then-current rate card. (b) Exclusive Key Word/Phrase Contracts. The estimated number of impressions and the per impression charge for a contract for the exclusive right to a key word/phrase will be determined at the time the contract is signed. Advertiser/agency agrees to pay, on a per impression basis, for any increase in impressions (calculated on a monthly basis) up to and including twice the number of impressions estimated at the time the contract is signed. At the termination of a key word/phrase contract, provided the contract is for a length of time 180 days or longer, advertiser/agency has the right to enter into a then-standard Lycos Network Advertising Contract for the same key word/phrase for a second contract period identical in duration to the first. The purchase price for the second contract period will be determined by Lycos' then-current rate card. (c) Notice of Renewal. In order to exercise the right to enter into a second contract, advertiser/agency must notify Lycos in writing 30 days before the termination date of this contract that the advertiser/agency is purchasing the same number of impressions or the same exclusive keyword/phrase for the second contract period. Failure to give timely notice will result in forfeiture of the right to renew.

6.   Licenses and Indemnification.  The advertiser/agency represents that the
     ----------------------------
     advertiser is the owner or is licensed to use the entire contents and subject matter contained in its advertising and collateral information, including, without limitation, (a) the names and/or pictures of persons;
     (b) any copyrighted material, trademarks, service marks, logos, and/or depictions of trademarked or service marked goods or services; and (c) any testimonials or endorsements contained in any advertisement submitted to Lycos. In consideration of Lycos' acceptance of such advertisements and information for publication, the advertiser and agency will jointly and severally indemnify and hold Lycos harmless against all loss, liability, damage and expense of any nature (including attorney's fees) arising out of Lycos' performance under this contract or the copying, printing, distributing, or publishing of advertiser's/agency's advertisements. If advertiser possesses any preexisting copyright interests in the advertisements, advertiser grants Lycos the right to use, reproduce, and distribute the advertisements.

7.   Key Words and Phrases.  Each advertiser may be given a "first right" to its
     ---------------------
     exact company name and trademarks for keyword/phrase advertising. Lycos may pre-empt an existing key word/phrase advertiser by submitting a three-month advertising contract. The existing contract-holder for the key word/phrase will be provided with a two-week notification of preemption and will receive a pro-rated refund for any unfulfilled number of guaranteed impressions. If two or more advertisers have the same name or trademark, the allocation will be on a first-come basis and the existing contract will take precedence.

8.   Rejections.  Lycos reserves the right, without liability, to reject, omit
     ----------
     or exclude any advertisement or to reject or terminate any links for any reason at any time, with or

                                      2.

     without notice to the advertiser/agency, and whether or not such advertisement or link was previously acknowledged, accepted, or published.

9.   Limitation of Liability.  Lycos shall not be liable for any errors in
     -----------------------
     content or omissions. Should an error appear in an advertisement, Lycos' liability will be limited to the cost of the advertisement (prorated for the publishing completed). Lycos will not be liable for any delays in delivery and/or non-delivery in the event of an act of God, action by any government entity, transportation, strike, network difficulties, electronic malfunction, etc. or any feasibility, reliability, or effectiveness related to the Lycos site. Lycos does not represent or warrant that the Lycos site will meet the objectives or needs of advertiser/agency or any third party. In no event will Lycos be liable for any failure, disruption, downtime, interruption, miscalculation, delay, inaccuracy, or any other nonperformance related to the Lycos site. UNDER NO CIRCUMSTANCES WILL LYCOS BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, FOR LOST INCOME OR PROFITS, IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, EVEN IF LYCOS HAS BEEN ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES.

10.  Choice of Law and Forum.  This contract shall be interpreted and construed
     -----------------------
     in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws provision, and with the same force and effect as if fully executed and performed therein. Each party hereby consents to the personal jurisdiction of the Commonwealth of Massachusetts, acknowledges that venue is proper in any state or Federal court in the Commonwealth of Massachusetts, agrees that any action related to this Agreement must be brought in a state or Federal court in the Commonwealth of Massachusetts, and waives any objection that may exist, now or in the future, with respect to any of the foregoing.

11.  Credit Cards.  In the event that advertiser/agency pays any amounts due
     ------------
     hereunder with a credit card and the issuer of the credit card fails to pay the amounts authorized by advertiser/agency, advertiser/agency shall immediately remit full payment to Lycos plus any interest due on the outstanding amounts. In addition, if advertiser/agency pays any amounts due hereunder with a credit card and the issuer of the credit card seeks to recover from Lycos any amounts received by Lycos from the issuer, advertiser/agency shall immediately remit to Lycos all amounts necessary to comply with the issuer's request and any costs and expenses incurred by Lycos.

12.  Miscellaneous.  No public statements concerning the existence or terms of
     -------------
     this contract will be made or released to any medium except with the prior approval of both parties or as required by law. This contract cannot be sold, assigned or transferred by advertiser/agency to any party. If any portion of the contract is found unenforceable for any reason, the remainder will remain in full force and effect. No waiver by Lycos shall operate as a waiver of any other provision or any subsequent default. This document represents the entire agreement of the parties; Lycos will not be bound by the representations of any agents, brokers, or other third parties. Any modifications must be in writing and signed by an authorized representative of Lycos.

                                      3.

The undersigned is legally empowered WITH DUE CORPORATE AUTHORITY to enter into this Contract and agrees to be bound by the Terms and Conditions of this contract.

ADVERTISER OR AGENT                         LYCOS, INC.


Signature: /s/ Robert Zakari                Signature: /s/ David G. Peterson
          ------------------------------              --------------------------
Date:   1/29/99                             Date:    2/22/99
     -----------------------------------         -------------------------------

Signature: /s/ C. Nicholas Keating, Jr.
          ------------------------------
Date:   2/18/99
     -----------------------------------

                                      4.

                     Offices:                                                         SEND ALL PAYMENTS TO:
                     New York       (212) 549-2100   Philadelphia     (610) 701-5779     Lycos, Inc.
                     San Francisco  (415) 281-8721   Los Angeles      (310) 914-0195     PO Box 6255
                     Pittsburgh     (412) 208-1000   Atlanta          (404) 238-0534     Boston, MA  02212-6255
www.lycos.com        Waltham        (781) 370-2700   New England      (603) 924-4983
-------------
www.tripod.com       Williamstown   (413) 458-2615   Mountainview     (650) 938-4400
--------------
www.whowhere.com     Chicago        (773) 281-8390   Dallas           (214) 800-8767
----------------

                      LYCOS NETWORK ADVERTISING CONTRACT

Advertiser:                1-800-US-SEARCH                                    Technical Contact:        Melissa DePiero
Address1:                                                                     Telephone:                310-553-7000
Address2:                                                                     eMail:                    melissa@1800ussearch.com
Agent/Agency                                                                  Reporting Contact:        Same
Billing Contact Name:      Alan Mazursky                                      Telephone:
Billing Address1:          9107 Wilshire Blvd. Ste. 700                       eMail:
Billing Address2:          Beverly Hills, CA 90210                            Online Reporting:         http://adreporting.lycos.com
Telephone Number:          310-553-7000                                       User Name:                ussearch
Fax Number:                310-786-8349                                       Password (8 chars):       search99
                                                                              Advertiser's URL:         www.1800ussearch.com


                                                                     Date
  Target/               Keyword                                  --------------                     Gross  Gross
  Keyword    Excl.      Res ID      Description                  Start     End        Impressions    CPM   Cost   Net Cost  Net CPM
-----------------------------------------------------------------------------------------------------------------------------------
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
[*]                                                              3/1/99   2/29/00              [*]                     [*]     [*]
                                                                                       -----------                --------
                                                                                       458,626,402                     [*]


(For internal purposes only)
Advertising Contract Split          Yes               No             ADVERTISER/AGENT SIGNATURE___________________________________
Repeat/First time advertiser        Repeat            First Time     LYCOS ACCOUNT MANAGER SIGNATURE______________________________
Technical/Non Technical             Tech              Non Tech       CREDIT CARD NUMBER (AMEX, MC, VISA)_____________EXP.DATE_______
Keyword/Target/Impr/Comb            Key   Tg    Impr  Combo
Domestic/International client       Dom               Intern
Number of brands represented ______________________________
                                                           This advertising contract is subject to the attached Terms and Conditions


[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.


                        Offices:                                                                       SEND ALL PAYMENTS TO:
                        New York             (212) 549-2100       Philadelphia     (610) 701-5779          Lycos, Inc.
                        San Francisco        (415) 281-8721       Los Angeles      (310) 914-0195          PO Box 6255
                        Pittsburgh           (412) 208-1000       Atlanta          (404) 238-0534          Boston, MA 02212-6255
www.lycos.com           Waltham              (781) 370-2700       New England      (603) 924-4983
-------------------
www.tripod.com          Williamstown         (413) 458-2615       Mountainview     (650) 938-4400
-------------------
www.whowhere.com        Chicago              (773) 281-8390       Dallas           (214) 800-8767
-------------------

                      LYCOS NETWORK ADVERTISING CONTRACT

Advertiser:                     1-800-US-SEARCH                                Technical Contact:       Melissa DePiero
Address1:                                                                      Telephone:               310-553-7000
Address2:                                                                      eMail:                   melissa@1800ussearch.com
Agent/Agency                                                                   Reporting Contact:       Same
Billing Contact Name:           Alan Mazursky                                  Telephone:
Billing Address1:               9107 Wilshire Blvd. Ste. 700                   eMail:
Billing Address2:               Beverly Hills, CA 90210                        Online Reporting:        http://adreporting.lycos.com
Telephone Number:               310-553-7000                                   User Name:               ussearch
Fax Number:                     310-786-8349                                   Password (8 chars):      search99
                                                                               Advertiser's URL:        www.1800ussearch.com

  Target/            Keyword                                                Date                      Gross  Gross
                                                                      ----------------
  Keyword    Excl.   Res ID       Description                         Start       End    Impressions  CPM    Cost  Net Cost  Net CPM
------------------------------------------------------------------------------------------------------------------------------------
[*]           [*]      [*]        [*]                                 2/1/99    2/28/99         [*]                    [*]      [*]
[*]           [*]      [*]        [*]                                 2/1/99    2/28/99         [*]                    [*]      [*]


[*]           [*]      [*]        [*]                                 2/4/99    2/28/99         [*]                    [*]      [*]
[*]           [*]      [*]        [*]                                 2/4/99    2/28/99         [*]                    [*]      [*]
[*]           [*]      [*]        [*]                                 2/4/99    2/28/99         [*]                    [*]      [*]
[*]           [*]      [*]        [*]                                 2/4/99    2/28/99         [*]                    [*]      [*]
[*]           [*]      [*]        [*]                                 2/4/99    2/28/99         [*]                    [*]      [*]
[*]           [*]      [*]        [*]                                 2/4/99    2/28/99         [*]                    [*]      [*]

                                                                                         ----------                -------
                                                                                                [*]                    [*]

(For internal purposes only)
Advertising Contract Split       Yes            No             ADVERTISER/AGENT SIGNATURE______________________________________
Repeat/First time advertiser     Repeat         First Time
Technical/Non Technical          Tech           Non Tech       LYCOS ACCOUNT MANAGER SIGNATURE_________________________________
Keyword/Target/Impr/Comb         Key  Tgt  Impr Combo
Domestic/International client    Dom            Intern         CREDIT CARD NUMBER (AMEX, MC, VISA)__________ EXP. DATE_________
Number of brands represented________________
                                            This advertising contract is subject to the attached Terms and Conditions.

[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUIRED WITH RESPECT TO THE OMITTED PORTIONS.

                                      2.

                             Offices:                                                                       SEND ALL PAYMENTS TO:
                             New York                 (212) 549-2100     Philadelphia     (610) 701-5779      Lycos, Inc.
                             San Francisco            (415) 281-8721     Los Angeles      (310) 914-0195      PO Box 6255
                             Pittsburgh               (412) 208-1000     Atlanta          (404) 238-0534      Boston, MA 02212-6255
www.lycos.com                Waltham                  (781) 370-2700     England          (603) 924-4983
-------------
www.tripod.com               Williamstown             (413) 458-2615     Mountainview     (650) 938-4400
--------------
www.whowhere.com             Chicago                  (773) 281-8390     Dallas           (214) 800-8767
----------------


                LYCOS NETWORK ADVERTISING CONTRACT - ATTACHMENT


  Target/              Keyword                      Date                            Gross  Gross    Discount
                                               --------------
  Keyword     Excl.     Res ID   Description   Start     End         Impressions    CPM    Cost  (if applicable)  Net Cost  Net CPM
-----------------------------------------------------------------------------------------------------------------------------------
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]



[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]
[*]           [*]       [*]       [*]          3/1/99    2/29/00                [*]                                     [*]     [*]

                                                                       ------------                   ---------------------
                                                                         41,373,598                                     [*]

                             ADVERTISER/AGENT SIGNATURE /s/ Robert Zakari

                             LYCOS ACCOUNT MANAGER SIGNATURE___________________

[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      3.